SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - August 6, 2002


                              IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or other jurisdiction of Incorporation)


                  0-6508                        13-3458955
         (Commission File Number)      (IRS Employer Identification No.)


                   105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)


                             (315) 331-7742
              (Registrant's Telephone Number, including Area Code)




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Item 4. Changes in  Registrant's  Certifying  Accountants
        --------------------------------------------------

    (a) Termination of Previous Independent Accountants.

     As previously reported in current reports on Form 8-K and Form 8-K/A filed with the Securities and Exchange Commission on May 29, 2002 and June 4, 2002, respectively, the Registrant, on May 20, 2002, dismissed its independent public accountants, Arthur Andersen LLP.

     (b) Engagement of New Independent Accountants

     Following approval by the Audit Committee of the Board of Directors, the Registrant on August 6, 2002 engaged Rotenberg & Company, LLP to serve as the Registrant's independent auditors for the fiscal year ending September 30, 2002.

     During the two most recent fiscal years and through the date of this Form 8-K, the Registrant did not consult with Rotenberg & Company, LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        IEC Electronics Corp.
                                                        ---------------------
                                                        (Registrant)



Date:  August  12, 2002                                 By:/s/ W. Barry Gilbert
                                                        ------------------------
                                                        W. Barry Gilbert
                                                        Chief Executive Officer
                                                        & Chairman of the Board




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